UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: December 11, 2015

AMBIENT WATER CORPORATION

(Exact Name of registrant as specified in its Charter)

Nevada	333-141927	20-4047619
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7721 E. Trent Ave. Spokane Valley, WA	99212
(Address of principal executive offices)	(Zip Code)

(509) 474-9451

(Registrant’s telephone number, including area code)

 (Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions below:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 1.01

Entry into Material Definitive Agreement

On December 11, 2015, Ambient Water Corporation (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) and a Registration Rights Agreement (the “Registration Rights Agreement”) with accredited investor, River North Equity, LLC (“River North”).

We corrected three paragraphs in the Securities Purchase Agreement and one paragraph in  Registration Rights Agreement.  The corrected agreements are attached as Exhibits 10.1 and 10.2.  These agreements were re-executed by the parties.

These two agreements replace the identically named agreements that we entered into with River North.

Item 9.01

Financial Statements and Exhibits

(d)

Exhibits

Exhibit No.

Description

10.1

Securities Purchase Agreement dated December 11, 2015 between River North Equity, LLC and Ambient Water Corporation

10.2

Registration Rights Agreement dated December 11, 2015 between River North Equity, LLC and Ambient Water Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 18, 2015

Ambient Water Corporation

/s/ Jeff Stockdale

______________________________

By:  Jeff Stockdale

Title: President; Chief Operating Officer